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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Serologicals Corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2003

                                              /s/ David A. Dodd
                                              ----------------------------------
                                              David A. Dodd
                                              President, Chief Executive Officer
                                              and Director